                                                                    EXHIBIT 10.8

================================================================================
UPON RECORDATION                       SPACE ABOVE THIS LINE FOR RECORDER'S USE
RETURN TO:

Sidley Austin Brown & Wood LLP
787 Seventh Avenue
New York, New York 10019
Attn.: Mark A. Poole, Esq.

                                  GENERAL FORM
                                       OF
        DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY
                                    AGREEMENT

                                       BY

                              [PROPERTY OWNER NAME]
                                   (Borrower)

                            TO AND FOR THE BENEFIT OF
                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                    (Lender)

                           Dated: As of June __, 2004

                       Property Location: [PROPERTY NAME]
                                          [STREET ADDRESS]
                                          [COUNTY]
                                          [CITY,STATE]

================================================================================

         THIS DEED TO SECURE DEBT, ASSIGNMENT OF LEASES AND RENTS AND SECURITY AGREEMENT (this "SECURITY DEED"), made as of June __, 2004, by [PROPERTY OWNER NAME], having its principal place of business at c/o LODGIAN, INC., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 ("BORROWER"), to and for the benefit of MERRILL LYNCH MORTGAGE LENDING, INC., a Delaware corporation, having its principal place of business at 4 World Financial Center, New York, New York 10080 (together with its successors, transferees and assigns, "Lender"). Capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in the Loan Agreement (hereinafter defined).

                              W I T N E S S E T H:

         To secure the payment of a loan (the "LOAN") in the original principal sum of [INSERT POOL LOAN AMOUNT] ($__________), lawful money of the United States of America, being made from Lender to Borrower, and the other Borrowers (together with Borrower, "BORROWERS") pursuant to the terms and conditions of a certain Loan and Security Agreement, dated as of the date hereof (as amended or modified, the "LOAN AGREEMENT"), among Borrowers and Lender, which is evidenced by and is to be paid with interest according to a certain Promissory Note, dated as of the date hereof and having a maturity date of June 31, 2006, as the same may be extended pursuant to the Loan Agreement (as amended, modified, renewed or restated, and together with any substitutes or replacements (by means of multiple notes or otherwise) therefor, collectively, the "NOTE"), made by Borrowers to Lender and all other sums due hereunder, under the other Loan Documents and under the Note (said indebtedness and interest due under the Note and all other sums due hereunder, under the Note and the other Loan Documents being hereinafter collectively referred to as the "DEBT"), Borrower has deeded, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged and assigned and by these presents does hereby deed, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge and assign unto Lender, the real property described in EXHIBIT A attached hereto (the "PREMISES") and the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (the "IMPROVEMENTS");

         TOGETHER WITH: all right, title, interest and estate of Borrower now owned, or hereafter acquired, in and to the following property, rights, interests and estates (the Premises, the Improvements, and the property, rights, interests and estates hereinafter described are collectively referred to herein as the "PROPERTY"):

                  (a) all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, all rights to oil, gas, minerals, coal and other substances of any kind or character, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Premises and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road, highway, alley or avenue, opened, vacated or proposed, in front of or adjoining the Premises, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtsey and rights of curtsey, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Premises and the Improvements and every part and parcel thereof, with the appurtenances thereto;

                  (b) all machinery, furniture, furnishings, equipment, computer software and hardware, fixtures (including, without limitation, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures, inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor, if any (including, but not limited to, beds, bureaus, chiffoniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, foodcarts, cookware, dry cleaning facilities, dining room wagons, tools, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment) and other property of every kind and nature, whether tangible or intangible, whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Premises and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Premises and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation, enjoyment and occupancy of the Premises and the Improvements (hereinafter collectively referred to as the "EQUIPMENT"), including any leases of any of the foregoing, any deposits existing at any time in connection with any of the foregoing, and the proceeds of any sale or transfer of the foregoing, and the right, title and interest of Borrower in and to any of the Equipment that may be subject to any "security interests" as defined in the Uniform Commercial Code, as adopted and enacted by the State or States where any of the Property is located (the "UNIFORM COMMERCIAL CODE"), superior in lien to the lien of this Security Deed;

                  (c) all awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Premises and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Premises and Improvements;

                  (d) all leases, tenancies, licenses, subleases, assignments and/or rental or occupancy agreements and other agreements or arrangements (including, without limitation, any and all guarantees of any of the foregoing) heretofore or hereafter entered into affecting the use, enjoyment or occupancy of, or the conduct of any activity upon or in, the Premises and the Improvements, including any extensions, renewals, modifications or amendments thereof (collectively, the "LEASES") and all rents, rent equivalents, moneys payable as damages or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, fees, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other payment and consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower or its agents or employees from any and all sources arising from or attributable to the Premises and the Improvements, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars (including, without limitation, service charges for employees and staff), mini-bars, meeting rooms, banquet rooms, apartments, parking, and recreational facilities, health club membership fees, food and beverage wholesale and retail sales, service charges, convention services, special events, audio-visual services, boat cruises, travel agency fees, telephone charges, laundry services, vending machines and otherwise, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the possession, use and occupancy of all or any portion of the Premises and the Improvements or personalty located thereon, or rendering of services by Borrower or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space, and charges for services such as room service, telecommunication and video, electronic mail, internet connection and other communications and entertainment services), license, lease, sublease and concession fees and rentals, and proceeds, if any, from business interruption or other loss of income insurance and any other items of revenue which would be included in operating revenues under the Uniform System (as defined in the Loan Agreement) (the "RENTS"), together with all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

                  (e) all proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

                  (f) all accounts, escrows, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names (including, without limitation, the right to operate the Property under the name and/or hotel system known as [HOTEL BRAND]), trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses, management agreements (including, without limitation, the Management Agreement), franchise agreements, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Property), approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Property), and causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon (hereinafter collectively referred to as the "INTANGIBLES"); and

                  (g) any and all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, disposition, substitution or replacement of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Debt and the performance of Borrower's obligations under the Loan Documents including, without limitation, the Impositions and Insurance Reserve, the FF&E Reserve, the Loss Proceeds Account, the Deposit Account, the Lock Box Account and the Sub-Accounts thereof (each as defined in that certain Cash Management Agreement, dated as of the date hereof (as amended or modified the "CASH MANAGEMENT AGREEMENT"), by and among Borrowers, Lender, Lodgian Management Corp. and Wachovia Bank, National Association), and any other escrows or reserves set forth in the Loan Documents.

         This Security Deed is a deed conveying legal title pursuant to the laws of the State of Georgia governing deeds to secure debt and is also a security agreement granting a present and continuing security interest and security title in the portions of the Property constituting personal property or fixtures pursuant to the Uniform Commercial Code, and it is not a mortgage.

         TO HAVE AND TO HOLD the Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender, its successors and assigns, in fee simple forever, and Borrower covenants that it is lawfully seized and possessed of the Property in fee simple and has good right to convey the same.

         WITH POWER OF SALE, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Deed;

         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Deed and shall well and truly abide by and comply with each and every covenant and condition set forth herein, in the Note and in the other Loan Documents in a timely manner, then this Security Deed shall be cancelled and surrendered, and Lender will reconvey the Property in the manner provided by law;

         AND Borrower represents and warrants to and covenants and agrees with Lender as follows:

                                     PART I

                               GENERAL PROVISIONS

         1. PAYMENT OF DEBT AND INCORPORATION OF COVENANTS, CONDITIONS AND AGREEMENTS. Borrower shall pay the Debt at the time and in the manner provided in the Note, in the Loan Agreement and in this Security Deed. All the covenants, conditions and agreements contained in (a) the Note, (b) the Loan Agreement and
(c) the other Loan Documents are hereby made a part of this Security Deed to the same extent and with the same force as if fully set forth herein.

         2. WARRANTY OF TITLE. Borrower warrants that Borrower has good and marketable title to the Property and has the full power, authority and right to execute, deliver and perform its obligations under this Security Deed and to deed, encumber, give, grant, bargain, sell, alienate, enfeoff, convey, confirm, pledge and assign the same and that Borrower possesses a fee estate in the Premises and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for the Permitted Encumbrances and that this Security Deed is and will remain a valid and enforceable first lien on and security interest in the Property, subject only to said exceptions. Borrower represents and warrants that none of the Permitted Encumbrances will, individually or in the aggregate, materially and adversely affect (i) Borrower's ability to pay in full in a timely manner its obligations, including, without limitation, the Debt, (ii) the use of the Property for the use currently being made thereof, (iii) the operation of the Property for the operation currently being made thereof, or (iv) the value of the Property. Borrower shall forever warrant, defend and preserve such title and the validity and priority of the lien of this Security Deed and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         3. INSURANCE. Borrower, at its sole cost and expense, shall obtain and maintain during the entire term of this Security Deed (the "Term") policies of insurance as required pursuant to Section 5.4 of the Loan Agreement, and pay all premiums thereon (the "INSURANCE PREMIUMS").

         4. PAYMENT OF IMPOSITIONS AND OTHER CHARGES. Subject to Borrower's right to contest set forth in Section 5.3(B) of the Loan Agreement and the provisions of Section 5 below, and pursuant to the provisions of the Cash Management Agreement, Borrower shall cause to be paid all Impositions now or hereafter levied or assessed or imposed against the Property or any part thereof prior to the date the same shall become delinquent. Borrower shall promptly pay for all utility services provided to the Property. Borrower shall furnish to Lender or its designee receipts for the payment of the Impositions prior to the date the same shall become delinquent (provided, however, that Borrower shall not be required to furnish such receipts for payment of Impositions in the event that such Impositions have been paid by Lender pursuant to Section 5 hereof).

         5. IMPOSITIONS AND INSURANCE RESERVE. Borrower shall make monthly deposits into the Impositions and Insurance Reserve in accordance with, and to the extent required under Section 6.3 of the Loan Agreement and under the Cash Management Agreement.

         6. CONDEMNATION. To the extent the terms of this Section 6 are inconsistent with the terms of the Loan Agreement, the terms of the Loan Agreement shall control.

                  (a) Borrower shall promptly give Lender written notice of any known actual or threatened commencement of any condemnation or eminent domain proceeding affecting the Property or any portion thereof and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Subject to the terms of Section 6(b) below, Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power to collect, receive and retain any award or payment for said condemnation or eminent domain and to make any compromise or settlement in connection with such proceeding, subject to the provisions of this Security Deed and the Loan Agreement. Notwithstanding any taking by any public or quasi public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note, in this Security Deed and the other Loan Documents and the Debt shall not be reduced until any award or payment therefor shall have been actually received after expenses of collection and applied by Lender to the discharge of the Debt in accordance with the terms hereof. In accordance with the terms hereof, Borrower shall cause the award or payment made in any condemnation or eminent domain proceeding completed after the date hereof, which is payable to Borrower, to be paid directly to Lender. Lender may apply any such award or payment to the reduction or discharge of the Debt whether or not then due and payable; such application to be made without any Prepayment Consideration (as defined in the Loan Agreement), provided that if Borrower receives any such award or payment, Borrower pays such award or payment to Lender within one hundred twenty (120) days following the date of Borrower's receipt thereof, except that if an Event of Default has occurred and is continuing, then such application shall be subject to the Prepayment Consideration computed in accordance with the Note. If the Property is sold following an Event of Default, through foreclosure or otherwise, prior to the receipt by Lender of such award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive said award or payment, or a portion thereof sufficient to pay the Debt.

                  (b) Notwithstanding the foregoing, Lender shall not exercise the foregoing rights and Borrower may prosecute any condemnation proceeding and settle or compromise and collect any claim involving an award and/or claim for damages of not more than the Restoration Threshold provided that: (i) no Event of Default shall have occurred and be continuing, (ii) in Lender's reasonable good faith judgment, such condemnation or taking does not and will not materially restrict access to the Property or otherwise have a Material Adverse Effect, and the Property remaining after such condemnation or taking is capable of being restored to an economically viable whole of substantially the same type which existed prior to the condemnation or taking or in substantial compliance with all applicable laws, (iii) Borrower applies the proceeds of such award to any reconstruction or repair of the Property necessary as a result of such condemnation or taking, (iv) Borrower promptly commences and diligently prosecutes such reconstruction or repair to completion in accordance with all applicable laws and (v) the plans and specifications for such work shall be subject to Lender's reasonable approval. Subject to the terms hereof, Borrower authorizes Lender to apply such awards, payments, proceeds or damages, after the deduction of Lender's reasonable expenses incurred in the collection of such amounts, at Lender's option, to restoration or repair of the Property or to payment of the sums secured by this Security Deed, whether or not then due, in the order determined by Lender, with the balance, if any, to Borrower. Application of any such award or payment to payment of the sums secured by this Security Deed pursuant to the foregoing sentence shall be made without any Prepayment Consideration, provided that if Borrower receives any such award or payment, Borrower pays such award or payment to Lender within one hundred twenty
(120) days following Borrower's receipt thereof, except that if an Event of Default has occurred and is continuing, then such application shall be subject to the Prepayment Consideration computed in accordance with the Note. Subject to the provisions of clauses (i) through (v) of this Section 6(b), Lender shall not exercise Lender's option to apply such awards or damages to payment of the sums secured by this Security Deed provided that each of the conditions (as applicable) to the release of insurance proceeds for restoration or repair of the Property under Section 5.5 of the Loan Agreement have been satisfied with respect to such condemnation awards or damages. Any application of proceeds to principal shall not extend or postpone the due date of the monthly installments due hereunder, under the Note or under any of the Loan Documents or change the amount of such installments. Borrower agrees to execute such further evidence of assignment of any awards, proceeds, damages or claims arising in connection with such condemnation or taking as Lender may reasonably require.

         7. LEASES AND RENTS. To the extent the terms of this Section 7 are inconsistent with the terms of the Loan Agreement or the Assignment of Leases and Rents, the terms of the Loan Agreement and the Assignment of Leases and Rents shall control. Borrower does hereby absolutely and unconditionally assign to Lender, all Borrower's right, title and interest in all current and future Leases and Rents, it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Such assignment to Lender shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or otherwise impose any obligation upon Lender. Borrower agrees to execute and deliver to Lender such additional instruments, in form and substance reasonably satisfactory to Lender, as may hereafter be reasonably requested by Lender to further evidence and confirm such assignment. Notwithstanding the provisions of this Section 7, so long as no Event of Default shall have occurred and be continuing under the Loan Documents, Borrower shall have the sole but revocable right and license to act as landlord under the Leases and to enforce the covenants of the Leases, provided, however, Borrower acknowledges it has no right to collect or use Rents except in accordance with the terms and conditions of Article VII of the Loan Agreement and the Cash Management Agreement. Upon the occurrence and during the continuance of an Event of Default, without the need for notice or demand, the license granted to Borrower herein shall automatically be revoked. Lender is hereby granted and assigned by Borrower the right, at its option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver to collect the Rents. Subject to the terms of the Loan Agreement, any Rents collected after the revocation of the license shall be applied by Lender in accordance with the Loan Agreement. Borrower expressly understands that any and all proposed leases are included in the definition of "LEASE" or "LEASES" as such terms may be used throughout this Security Deed, the Note and the other Loan Documents.

         8. OPERATION AND MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be operated and maintained in accordance with Section 5.5 of the Loan Agreement.

         9.       TRANSFER OR ENCUMBRANCE OF THE PROPERTY.

                  (a) Borrower acknowledges that Lender has examined and relied on the creditworthiness and experience of Borrower in owning and operating properties such as the Property in agreeing to make the Loan, and that Lender will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt, Lender can recover the Debt by a sale of the Property. Except as expressly permitted under this Security Deed, the Loan Agreement or under the other Loan Documents, Borrower shall not cause or suffer to occur or exist, directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, any sale, transfer, mortgage, pledge, lien or encumbrance (other than Permitted Encumbrances) (collectively, "TRANSFERS") of (i) all or any part of the Property or (ii) any direct or indirect beneficial ownership interest (in whole or part) in Borrower, irrespective of the number of tiers of ownership, without the prior written consent of Lender.

                  (b)      The occurrence of any Transfer in violation of this
Section 9 shall constitute an Event of Default hereunder, whereupon Lender at its option, without being required to demonstrate any actual impairment of its security or any increased risk of default hereunder, may declare the Debt immediately due and payable.

                  (c) Lender's consent to one Transfer shall not be deemed to be a waiver of Lender's right to require such consent to any future occurrence of same. Any Transfer made in contravention of this paragraph shall be null and void and of no force and effect.

                  (d) Borrower agrees to bear and shall pay or reimburse Lender on demand for all reasonable expenses (including, without limitation, reasonable attorneys' fees and disbursements. title search costs and title insurance endorsement premiums) incurred by Lender in connection with the review, approval and documentation of any such Transfer which requires the consent of Lender.

         10. CHANGES IN LAWS REGARDING TAXATION. If any law is enacted or adopted or amended after the date of this Security Deed which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable and, provided no Event of Default exists, no Prepayment Consideration shall be due in connection therewith.

         11. NO CREDITS ON ACCOUNT OF THE DEBT. Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Deed or the Debt. In the event such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable and, provided no Event of Default exists, no Prepayment Consideration shall be due in connection therewith.

         12. DOCUMENTARY STAMPS. If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Security Deed, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         13. PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every material term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument (including all instruments comprising the Permitted Encumbrances) affecting or pertaining to the Property, and will not suffer or permit any default or event of default (after giving effect to any applicable notice requirements and cure periods) to exist under any of the foregoing.

         14.      FURTHER ACTS; SECONDARY MARKET TRANSACTIONS.

                  (a) Borrower will, at the sole cost and expense of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, Uniform Commercial Code financing statements or continuation statements, transfers and assurances as Lender shall, from time to time, reasonably require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby deeded, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, pledged and assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Deed or for filing, registering or recording this Security Deed or for facilitating the sale of the Loan and the Loan Documents as described in subparagraph (b) below. Borrower, on demand, will deliver and hereby authorizes Lender to file in the name of Borrower, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Upon foreclosure or the appointment of a receiver, Borrower will, at its sole cost and expense, and without expense to Lender, cooperate fully and completely to effect the assignment or transfer of any license, permit, agreement or any other right necessary or useful to the operation of the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including, without limitation, such rights and remedies available to Lender pursuant to this paragraph.

                  (b) Subject to the terms and conditions set forth in the Loan Agreement, Lender shall have the right to engage in one or more Secondary Market Transactions (as defined in the Loan Agreement) and, in connection therewith, Lender may transfer its obligations under this Security Deed, the Loan Agreement and under the other Loan Documents (or may transfer the portion thereof corresponding to the transferred portion of the Debt), and thereafter Lender shall be relieved of any obligations hereunder and under the other Loan Documents arising after the date of said transfer with respect to the transferred interest.

         15. RECORDING OF SECURITY DEED, ETC. Borrower forthwith upon the execution and delivery of this Security Deed and thereafter, from time to time, will cause this Security Deed, and any security instrument creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration or recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Security Deed, any deed of trust supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and all federal, state, county and municipal, taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Deed, any deed of trust supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, except where prohibited by law so to do. Borrower shall hold harmless and indemnify Lender, its successors and assigns, against any liability incurred by reason of the imposition of any tax on the making and recording of this Security Deed.

         16. REPORTING REQUIREMENTS. Borrower agrees to give prompt notice to Lender of the insolvency or bankruptcy filing of Borrower or the death, insolvency or bankruptcy filing of any Guarantor.

         17. EVENTS OF DEFAULT. The Debt shall become immediately due and payable at the option of Lender upon the happening of any Event of Default. The term "EVENT OF DEFAULT" as used in this Security Deed shall have the meaning given such term in the Loan Agreement.

         18. RIGHT TO CURE DEFAULTS. Upon the occurrence and during the continuance of any Event of Default Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Deed or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees and disbursements to the extent permitted by law), with interest at the Default Rate (as defined in the Loan Agreement) for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender, shall constitute a portion of the Debt, shall be secured by this Security Deed and the other Loan Documents and shall be due and payable to Lender upon demand.

         19.      REMEDIES.

                  (a) Upon the occurrence and during the continuance of any Event of Default, Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property by Lender itself or otherwise, including, without limitation, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of
Lender:

                           (i)      declare the entire Debt to be immediately
due and payable;

                           (ii)     institute a proceeding or proceedings,
judicial or nonjudicial, by advertisement or otherwise, for the complete foreclosure of this Security Deed in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

                           (iii)    with or without entry, to the extent
permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Deed for the portion of the Debt then due and payable, subject to the continuing lien of this Security Deed for the balance of the Debt not then due;

                           (iv)     sell for cash or upon credit the Property or
any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

                           (v)      institute an action, suit or proceeding in
equity for the specific performance of any covenant, condition or agreement contained herein, or in any of the other Loan Documents;

                           (vi)     recover judgment on the Note either before,
during or after any proceedings for the enforcement of this Security Deed, subject to compliance with statutory sale confirmation procedures;

                           (vii)    apply for the appointment of a trustee,
receiver, liquidator or conservator of the Property, to the extent permitted by applicable law, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of the Borrower, any Guarantor or of any person, firm or other entity liable for the payment of the Debt;

                           (viii)   enforce Lender's interest in the Leases and
Rents and enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, and thereupon Lender may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (B) complete any construction on the Property in such manner and form as Lender deems advisable; (C) make alterations, additions, renewals, replacements and improvements to or on the Property; (D) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents; and (E) apply the receipts from the Property to the payment of Debt, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees; or

                           (ix)     pursue such other rights and remedies as may
be available at law or in equity or under the Uniform Commercial Code.

In the event of a sale, by foreclosure or otherwise, of less than all of the Property, this Security Deed shall continue as a lien on the remaining portion of the Property.

                  (b) The proceeds of any sale made under or by virtue of this paragraph, together with any other sums which then may be held by Lender under this Security Deed, whether under the provisions of this paragraph or otherwise, shall be applied by Lender to the payment of the Debt in such priority and proportion as Lender in its sole discretion shall deem proper.

                  (c) Lender may adjourn from time to time any sale by it to be made under or by virtue of this Security Deed by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and, except as otherwise provided by any applicable provision of law, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (d) Upon the completion of any sale or sales pursuant hereto, Lender, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. Any sale or sales made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of Borrower in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against Borrower and against any and all persons claiming or who may claim the same, or any part thereof from, through or under Borrower.

                  (e) Upon any sale made under or by virtue of this paragraph, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, Lender may bid for and acquire the Property or any part thereof and in lieu of paying cash therefor may make settlement for the purchase price by crediting upon the Debt the net sales price after deducting therefrom the expenses of the sale and costs of the action and any other sums which Lender is authorized to deduct under this Security Deed.

                  (f) No recovery of any judgment by Lender and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall affect in any manner or to any extent the lien of this Security Deed upon the Property or any part thereof, or any liens, rights, powers or remedies of Lender hereunder, but such liens, rights, powers and remedies of Lender shall continue unimpaired as before.

                  (g) Lender may terminate or rescind any proceeding or other action brought in connection with its exercise of the remedies provided in this paragraph at any time before the conclusion thereof, as determined in Lender's sole discretion and without prejudice to Lender.

                  (h) Lender may resort to any remedies and the security given by the Note, this Security Deed or the other Loan Documents in whole or in part, and in such portions and in such order as determined in Lender's sole discretion. No such action shall in any way be considered a waiver of any rights, benefits or remedies evidenced or provided by the Note, this Security Deed or any of the other Loan Documents. The failure of Lender to exercise any right, remedy or option provided in the Note, this Security Deed or any of the other Loan Documents shall not be deemed a waiver of such right, remedy or option or of any covenant or obligation secured by the Note, this Security Deed or the other Loan Documents. No acceptance by Lender of any payment after the occurrence of any Event of Default and no payment by Lender of any obligation for which Borrower is liable hereunder shall be deemed to waive or cure any Event of Default with respect to Borrower, or Borrower's liability to pay such obligation. No sale of all or any portion of the Property, no forbearance on the part of Lender, and no extension of time for the payment of the whole or any portion of the Debt or any other indulgence given by Lender to Borrower, shall operate to release or in any manner affect the interest of Lender in the remaining Property or the liability of Borrower to pay the Debt. No waiver by Lender shall be effective unless it is in writing and then only to the extent specifically stated. All reasonable costs and expenses of Lender in exercising its rights and remedies under this paragraph (including reasonable attorneys' fees actually incurred and disbursements to the extent permitted by law), shall be paid by Borrower immediately upon notice from Lender, with interest at the Default Rate for the period after notice from Lender and such costs and expenses shall constitute a portion of the Debt and shall be secured by this Security Deed.

                  (i) The interests and rights of Lender under the Note, this Security Deed or in any of the other Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to the Property or any portion thereof; or (iii) any release or indulgence granted to any maker, endorser, Guarantor or surety of any of the Debt.

         20. RIGHT OF ENTRY. In addition to any other rights or remedies granted under this Security Deed, Lender and its agents shall have the right to enter and inspect the Property at any reasonable time during the Term. The reasonable cost of such inspections or audits shall be borne by Borrower should Lender determine that an Event of Default exists, including the cost of all follow up or additional investigations or inquiries deemed reasonably necessary by Lender. The reasonable cost of such inspections, if not paid for by Borrower within ten (10) Business Days of demand thereof, may be added to the principal balance of the sums due under the Note and this Security Deed and shall bear interest thereafter until paid at the Default Rate.

         21. SECURITY AGREEMENT. This conveyance is intended to operate and is to be construed as a deed passing the title to the Property to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt (including, e.g., O.C.G.A. Section 44-14-60), and not as a mortgage, and this Security Deed also constitutes a "security agreement" within the meaning of the Uniform Commercial Code, and the Property includes both real and personal property and all other rights and interest, whether tangible or intangible in nature, of the Borrower in the Property. The Borrower by executing and delivering this Security Deed has granted to the Lender, to secure the payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and in this Security Deed, a security interest in the Property to the full extent the Property may be subject to the Uniform Commercial Code (said portion of the Property so subject to the Uniform Commercial Code being called in this paragraph the "COLLATERAL"). Borrower hereby agrees with Lender to execute and deliver to Lender, in form and substance reasonably satisfactory to Lender, such financing statements and such further assurances as Lender may from time to time, reasonably consider necessary to create, perfect, and preserve Lender's security interest herein granted. To the extent permitted by law, this Security Deed shall also constitute a "fixture filing" for the purposes of the Uniform Commercial Code as to all or any items of the Collateral that are or are to become fixtures under the Uniform Commercial Code. Information concerning the security interest herein granted may be obtained from the parties at the addresses of the parties set forth in the first paragraph of this Security Deed. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender after the occurrence and during the continuance of an Event of Default,

Borrower shall at its expense assemble the Collateral and make it available to Lender at a convenient place reasonably acceptable to Lender. Borrower shall pay to Lender within ten (10) Business Days of demand therefor any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral sent to Borrower in accordance with the provisions hereof at least ten (10) Business Days prior to such action, shall constitute commercially reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its sole discretion shall deem proper. In the event of any change in name, identity or structure of any Borrower, such Borrower shall notify Lender thereof and promptly after Lender's request shall execute, file and record such Uniform Commercial Code forms as are necessary to maintain the priority of Lender's lien upon and security interest in the Collateral, and shall pay all reasonable expenses and fees in connection with the filing and recording thereof. If Lender shall require the filing or recording of additional Uniform Commercial Code forms or continuation statements, Borrower shall, promptly after request, execute, file and record such Uniform Commercial Code forms or continuation statements as Lender shall deem reasonably necessary, and shall pay all reasonable expenses and fees in connection with the filing and recording thereof, it being understood and agreed, however, that no such additional documents shall increase Borrower's obligations or decrease Borrower's rights under the Note, this Security Deed and any of the other Loan Documents. Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, to file with the appropriate public office on its behalf any financing or other statements signed only by Lender, as secured party, in connection with the Collateral covered by this Security Deed.

         22. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its reasonable discretion, decides should be brought to protect their interest in the Property. Lender shall, at its option, be subrogated to the lien of any deed of trust or other security instrument discharged in whole or in part by the Debt, and any such subrogation rights shall constitute additional security for the payment of the Debt.

         23. RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         24. MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Deed on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Deed and on behalf of all persons to the extent permitted by applicable law. Lender shall not be under any obligation to marshal any assets in favor of any Person or in payment of any of the Debt.

         25.      HANDICAPPED ACCESS.

                  (a) Borrower agrees that the Property shall at all times comply, with the requirements of the Americans with Disabilities Act of 1990, the Fair Housing Amendments Act of 1988, if applicable, all state and local laws and ordinances related to handicapped access and all rules, regulations, and orders issued pursuant thereto including, without limitation, the Americans with Disabilities Act Accessibility Guidelines for Buildings and Facilities (collectively "ACCESS LAWS").

                  (b) Without limiting the foregoing, Borrower shall cause any alterations to the Property to comply with all applicable Access Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of Access Law compliance from an architect, engineer, or other person acceptable to Lender.

                  (c) Borrower agrees to give prompt notice to Lender of the receipt by Borrower of any material complaints related to violation of any Access Laws and of the commencement of any proceedings or investigations which relate to compliance with applicable Access Laws.

         26. INDEMNIFICATION. In addition to any other indemnifications provided herein or in the other Loan Documents, Borrower shall protect, defend, indemnify and save harmless Lender and its successors and assigns (including, without limitation, the trustee and/or the trust under any trust agreement executed in connection with any Secondary Market Transaction backed in whole or in part by the Loan and any other person which may hereafter be the holder of the Note or any interest therein), and the officers, directors, stockholders, partners, members, employees, agents, and Affiliates of Lender and such successors and assigns (each an "INDEMNIFIED PARTY") from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements), imposed upon or incurred by or asserted against any Indemnified Party by reason of: (a) ownership of this Security Deed, the Property or any interest therein or receipt of any Rents; (b) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (c) any use, nonuse or condition in, on or about the Property or any part thereof or on adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (d) any failure on the part of Borrower to perform or comply with any of the terms of this Security Deed; (e) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (f) any failure of the Premises or the Improvements to comply with any applicable law, statute, code, ordinance, rule or regulation including, without limitation, any Access Laws; (g) any default by Borrower under this Security Deed, the Loan Agreement or any of the other Loan Documents; (h) any actions taken by any Indemnified Party in the enforcement of this Security Deed and other Loan Documents in accordance with their respective terms; (i) any representation or warranty made in the Note, this Security Deed or any of the other Loan Documents being false or misleading in any material respect as of the date such representation or warranty was made; (j) any claim by brokers, finders or similar persons claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property or any part thereof under any legal requirement or any liability asserted against Lender with respect thereto; and (k) the claims of any lessee of any or any portion of the Property or any person acting through or under any lessee or otherwise arising under or as a consequence of any Lease (collectively, the "INDEMNIFIED LIABILITIES"), provided that Borrower shall not have an obligation to an Indemnified Party hereunder with respect to the Indemnified Liabilities arising from the fraud, gross negligence or willful misconduct of such Indemnified Party as determined by a court of competent jurisdiction. Any amounts payable to Lender by reason of the application of this paragraph shall be secured by this Security Deed and shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. The obligations and liabilities of Borrower under this paragraph shall survive the termination, satisfaction, or assignment of this Security Deed and the exercise by Lender of any of its rights or remedies hereunder, including, but not limited to, the acquisition of the Property by foreclosure or a conveyance in lieu of foreclosure.

         27. NOTICES. Any notice, demand, statement, request or consent made hereunder shall be in writing, addressed to the intended recipient at its address set forth in the Loan Agreement, and shall be made and deemed given in accordance with the terms of the Loan Agreement.

         28. AUTHORITY. (a) Borrower (and the undersigned representative of Borrower, if any) represent and warrant that it (or they, as the case may be) has full power, authority and right to execute, deliver and perform its obligations pursuant to this Security Deed, and to deed, give, grant, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge and assign the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Deed on Borrower's part to be performed; and (b) Borrower represents and warrants that Borrower is not a "foreign person" within the meaning of
Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         29. NON-WAIVER. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Deed. Any consent or approval by Lender in any single instance shall not be deemed or construed to be Lender's consent or approval in any like matter arising at a subsequent date. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (a) the failure of Lender to comply with any request of Borrower or any Guarantor to take any action to foreclose this Security Deed or otherwise enforce any of the provisions hereof or of the Note, or the other Loan Documents, (b) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Deed or any of the other Loan Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its sole discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclosure this Security Deed. The rights and remedies of Lender under this Security Deed shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of

Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         30. NO ORAL CHANGE. This Security Deed, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         31. LIABILITY. Subject to the provisions hereof requiring Lender's consent to any transfer of the Property, this Security Deed shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         32. INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note or this Security Deed is held to be invalid, illegal or unenforceable in any respect, the Note and this Security Deed shall be construed without such provision.

         33. HEADINGS, ETC. The headings and captions of various paragraphs of this Security Deed are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         34. DUPLICATE ORIGINALS. This Security Deed may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original.

         35. DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Deed may be used interchangeably in singular or plural form and the word "BORROWER" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "LENDER" shall mean "Lender and any subsequent holder of the Note," the word "NOTE" shall mean "the Note and any other evidence of indebtedness secured by this Security Deed," the word "PERSON" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, and the words "PROPERTY" shall include any portion of the Property and any interest therein and the words "ATTORNEYS' FEES" shall include any and all reasonable attorneys' fees, paralegal and law clerk fees, including, without limitation, fees at the pre-trial, trial and appellate levels actually incurred or paid by Lender in protecting its interest in the Property and Collateral and enforcing its rights hereunder, but shall not mean statutory attorneys' fees pursuant to O.C.G.A. Section 13-1-11. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         36. HOMESTEAD. Borrower hereby waives and renounces all homestead and exemption rights provided by the Constitution and the laws of the United States and of any state, in and to the Property as against the collection of the Debt, or any part hereof.

         37. ASSIGNMENTS. Lender shall have the right to assign or transfer its rights under this Security Deed without limitation. Any assignee or transferee shall be entitled to all the benefits afforded Lender under this Security Deed.

         38. WAIVER OF JURY TRIAL. EACH OF BORROWER AND LENDER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE NOTE, THIS SECURITY DEED, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF BORROWER AND LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER PARTY.

         39.      INTENTIONALLY OMITTED.

         40.      INTENTIONALLY OMITTED.

         41. LIMITATIONS ON RECOURSE PROVISIONS. The obligations of Borrower hereunder are subject to limitations on recourse as provided in Article XII of the Loan Agreement.

         42.      MISCELLANEOUS.

                  (a)      Intentionally Omitted.

                  (b) The Loan Documents contain the entire agreement between Borrower and Lender relating to or connected with the Loan. Any other agreements relating to or connected with the Loan not expressly set forth in the Loan Documents are null and void and superseded in their entirety by the provisions of the Loan Documents.

                  (c) Borrower represents and warrants to Lender that, to Borrower's knowledge, there has not been committed by Borrower or any other person in occupancy of or involved with the operation or use of the Property any act or omission affording the federal government or any state or local government the right of forfeiture as against the Property or any part thereof or any monies paid in performance of Borrower's obligations under the Note or under any of the other Loan Documents. Borrower hereby covenants and agrees not to commit, intentionally permit or suffer to exist any act, omission or circumstance affording such right of forfeiture. In furtherance thereof, Borrower hereby indemnifies Lender and agrees to defend and hold Lender harmless from and against any loss, damage or injury by reason of the breach of the covenants and agreements or the representations and warranties set forth in this paragraph. Without limiting the generality of the foregoing, the filing of formal charges or the commencement of proceedings against Borrower or all or any part of the Property under any federal or state law for which forfeiture of the Property or any part thereof or of any monies paid in performance of Borrower's obligations under the Loan Documents is a potential result, shall, at the election of Lender, constitute an Event of Default hereunder without notice or opportunity to cure.

                  (d) Borrower acknowledges that, with respect to the Loan, Borrower is relying solely on its own judgement and advisors in entering into the Loan without relying in any manner on any statements, representations or recommendations of Lender or any parent, subsidiary or affiliate of Lender. Borrower acknowledges that Lender engages in the business of real estate financings and other real estate transactions and investments which may be viewed as adverse to or competitive with the business of the Borrower or its affiliates. Borrower acknowledges that it is represented by competent counsel and has consulted counsel before executing the Loan Documents.

                  (e)      Intentionally Omitted.

                  (f) This Security Deed and the obligations arising hereunder shall be governed by and construed in accordance with the laws of the State of New York and any applicable laws of the United States of America, except that at all times the provisions for the creation, perfection and enforcement of the liens and the security interests created pursuant to this Security Deed shall be governed by the laws of the State where the Premises are located.

         43. FUTURE ADVANCES. This Security Deed secures "FUTURE ADVANCES," as hereinafter defined. Any portion of the Debt which is incurred after the execution of this Security Deed pursuant to any instrument referring to this Security Deed, or which is evidenced by any instrument stating that said indebtedness is secured by this Security Deed, shall be defined as a "FUTURE ADVANCE," including, without limitation, indebtedness incurred or advanced by Lender to Borrower or pursuant to the Loan Documents. It is agreed that the Loan Documents are intended to secure all of the debts and obligations referred to in the Loan Documents, some of which will be obligatory future advances, and all advances under the Loan Documents will be for commercial purposes. This Paragraph shall serve as notice to any subsequent holder of a lien, encumbrance, security title or other claim in and to the Property that Lender claims the priority of the lien of this Security Deed for all such Future Advances, as well as for all other obligations secured hereby. This Paragraph shall also be notice that Lender reserves the right, upon agreement thereto with Borrower, to modify, extend, consolidate, and renew the Debt, or any portions thereof, and the rate of interest charged thereon, without affecting the priority of the lien created by this Security Deed.

         44. CROSS-COLLATERALIZATION. The mortgages, deeds to secure debt and deeds of trust (other than this Security Deed) listed on EXHIBIT B attached hereto and made a part hereof, as any of same may be amended, modified or supplemented from time to time, are collectively referred to for purposes of this Section 44 as the "OTHER SECURITY INSTRUMENTS." This Security Deed, as it may be amended, modified or supplemented from time to time, together with the Security Instruments, are collectively referred to for purposes of this Section 44 as the "SECURITY INSTRUMENTS." The Debt is secured by, among other things, the Security Instruments, which encumber real and personal property in the States set forth on EXHIBIT B, as more particularly described in each of the Security Instruments. The Debt may be accelerated as provided in the Loan Documents. Upon the occurrence and during the continuance of an Event of Default, Lender may, at its option, accelerate the Debt and foreclose upon any one or more of the Security

Instruments or resort to any one or more of its other rights and remedies under any or all of the Security Instruments and the other Loan Documents. Except as otherwise provided herein, all of the real and personal property conveyed and/or encumbered by the Security Instruments are security for the Debt without allocation of any one or more of the parcels or portions thereof to any portion of the Debt. Lender may allocate the proceeds that it receives upon the exercise of its rights and remedies, including foreclosure, to payment of the Debt as Lender in its sole discretion may determine to be advisable pursuant to the terms of the Loan Documents. Lender may proceed, at the same or different times, to foreclose the Security Instruments or any one or more of them, by any proceedings appropriate in the state where any of the real property encumbered by one or more of the Security Instruments lies, including private sale if permitted, and no event of enforcement taking place in any state, including without limiting the generality of the foregoing, any pending foreclosure, judgment or decree of foreclosure, foreclosure sale, rents received, possession taken, deficiency judgment or decrees, or judgment taken on the Debt, shall in any way stay, preclude or bar enforcement of the Security Instruments or any of them in any other state, and Lender may pursue any or all of its remedies to the maximum extent permitted by applicable law pursuant to the terms of the Loan Documents until all of the Debt and all other obligations now or hereafter secured by any or all of the Security Instruments have been paid or discharged in full. Additionally, and without limitation of any other provision of this Security Deed, if this Security Deed is foreclosed and the Property is sold (or any part thereof) pursuant to foreclosure or other proceedings, and if the proceeds of such sale (after application of such proceeds as provided in this Security Deed and the other Loan Documents) are not sufficient to pay the total sum of the Debt then outstanding and any other amounts provided for by applicable law (the "BALANCE OWED"), then, to the extent permitted by law, the Debt shall not be satisfied to the extent of the Balance Owed, but such Debt shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Security Instruments. Subject to the requirements of applicable law, if Lender shall acquire the Property as a result of any foreclosure or other sale (whether by bidding all or any portion of the Debt or otherwise), the proceeds of such sale, to the extent permitted by law, shall not be deemed to include (and Borrower shall not be entitled to any benefit or credit on account of) proceeds of any subsequent sale of the Property by Lender. Without limitation of any other provision hereof, Borrower further agrees that if any of the Other Security Instruments are foreclosed and sale is made of any of the property subject to any Other Security Instruments, and if the proceeds of such sale (after application of such proceeds as provided for herein and after deducting all accrued and general and special taxes and assessments) are not sufficient to pay the Debt and any other amounts provided for by applicable law, then, to the extent permitted by law, the Debt then outstanding shall not be satisfied to the extent of the Balance Owed, but such Debt shall continue in existence and continue to be evidenced and secured by the Loan Documents and the Security Instruments existing immediately prior to any such foreclosure, except such Security Instruments foreclosed upon. No release of personal liability, if any, of any Person whatsoever and no release of any portion of the property now or hereafter subject to the lien of any of the Security Instruments shall have any effect whatsoever by way of impairment or disturbance of the lien or priority of any other of the Security Instruments or the unreleased properties encumbered by any of the Security Instruments, to the extent permitted by law. Any foreclosure or other appropriate remedy brought in any of the states aforesaid may be brought and prosecuted as to any part of the security, wherever located, without regard to the fact that foreclosure proceedings or other remedies have or have not been instituted elsewhere on any other property subject to the lien of the Security Instruments. Neither Borrower nor any Person claiming by, through or under Borrower shall have any right to marshal the assets, all such rights being hereby expressly waived as to Borrower and all Persons claiming by, through or under Borrower, Debt, without limitation, junior lienors. Each of Borrower and all endorsers, guarantors and sureties of the Debt, hereby waives any and all rights arising because of payment or performance by Borrower of any Debt (a) against any Person by way of subrogation of the rights of Lender or (b) against any Person obligated to pay or perform the Debt or other obligations secured by the Other Security Instruments by way of contribution, reimbursement or otherwise.

         45.      SPECIAL STATE PROVISIONS.

                  (a) Borrower represents and warrants to Lender that neither all of the Property nor any part thereof is to be used as a dwelling place by Borrower at the time this Security Deed is entered into and, accordingly, the notice requirements of O.C.G.A. Section 44-14-162.2 shall not be applicable to any exercise of the power of sale contained in this Security Deed.

                  (b) The interest of Lender under this Security Deed and the liability and obligation of Borrower for the payment of the Debt arise from a "commercial transaction" within the meaning of O.C.G.A. Section 44-14-260(1). Accordingly, pursuant to O.C.G.A. Section 44-14-263, Borrower waives any and all rights which Borrower may have to notice prior to seizure by Lender following an Event of Default of any interest in personal property of Borrower which constitutes part of the Property, whether such seizure is by writ of possession or otherwise.

                  (c) BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE STATE OF GEORGIA OR THE CONSTITUTION OF THE UNITED STATES OF AMERICA TO NOTICE OR TO A JUDICIAL HEARING PRIOR TO THE EXERCISE OF ANY RIGHT OR REMEDY PROVIDED TO LENDER BY THIS SECURITY DEED, AND WAIVES BORROWER'S RIGHTS, IF ANY, TO SET ASIDE OR INVALIDATE ANY SALE UNDER POWER DULY CONSUMMATED IN ACCORDANCE WITH THE PROVISIONS OF THIS SECURITY DEED ON THE GROUND (IF SUCH BE THE CASE) THAT THE SALE WAS CONSUMMATED WITHOUT PRIOR NOTICE OR JUDICIAL HEARING OR BOTH. BORROWER FURTHER HEREBY EXPRESSLY WAIVES ALL HOMESTEAD EXEMPTION RIGHTS, IF ANY, WHICH BORROWER MAY HAVE PURSUANT TO THE CONSTITUTION OF THE UNITED STATES, THE STATE OF GEORGIA OR ANY OTHER STATE OF THE UNITED STATES, IN AND TO THE PROPERTY AS AGAINST THE COLLECTION OF THE OBLIGATION, OR ANY PART THEREOF. ALL WAIVERS BY BORROWER IN THIS SUBSECTION HAVE BEEN MADE VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY BY BORROWER, AFTER BORROWER HAS BEEN AFFORDED AN OPPORTUNITY TO BE INFORMED BY COUNSEL OR BORROWER'S CHOICE AS TO POSSIBLE ALTERNATIVE RIGHTS. BORROWER'S EXECUTION OF THIS SECURITY DEED SHALL BE CONCLUSIVE EVIDENCE OF THE WAIVER AND THAT SUCH WAIVER HAS BEEN VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY MADE.

                  (d) Rights of Lender Upon Event of Default. If an Event of Default shall have occurred, then the entire Debt and any other indebtedness of the Borrower to the Lender shall, at the option of Lender, immediately become due and payable without notice or demand, time being of the essence, and Lender, at its option, may do any one or more of the following (and, if more than one, either concurrently or independently, and in such order as Lender may determine in its discretion), all without regard to the adequacy or value of the security for the Debt and any other indebtedness of the Borrower to the Lender:

                           (i) Enter upon and take possession of the Premises without the appointment of a receiver, or an application therefor; at its option, operate the Premises; at its option, exclude Borrower and its agents and employees wholly therefrom; at its option, employ a managing agent of the Premises; and at its option, exercise any one or more of the rights and powers of Borrower to the same extent as Borrower could, either in its own name, or in the name of Borrower; and, with or without taking possession of the Premises, receive the rents, incomes, issues, profits and revenues of the Premises.

                           (ii) Apply, as a matter of strict right, without notice and without regard to the solvency of any party bound for its payment, for the appointment of a receiver to take possession of and to operate the Premises and to collect and apply the incomes, rents, issues, profits and revenues thereof.

                           (iii) Pay, perform or observe any term, covenant or condition of this Security Deed and any of the other Loan Documents and all reasonable payments made or reasonable costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the Default Rate. The necessity for any such actions and of the amounts to be paid shall be determined by Lender in its discretion. Lender is hereby empowered to enter and to authorize others to enter upon the Premises or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower. Borrower hereby acknowledges and agrees that the remedies set forth in this clause (iii) shall be exercisable by Lender, and any and all reasonable payments made or reasonable costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower with interest thereon at the Default Rate, notwithstanding the fact that such remedies were exercised and such payments made and costs incurred by Lender after the filing by Borrower of a voluntary case or the filing against Borrower of an involuntary case pursuant to or within the meaning of the Bankruptcy Code, Title 11 U.S.C., or after any similar action pursuant to any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable to Borrower, Lender, the Debt and any other indebtedness of the Borrower to the Lender or any of the Loan Documents.

                           (iv) Sell the Premises or any part of the Premises at one or more public sale or sales at the usual place for conducting sales in the county in which the Premises or any part of the Premises is situated, to the highest bidder for cash, in order to satisfy the Debt and/or pay any other indebtedness of the Borrower to the Lender, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which sheriff's sales are advertised in said county, all other notice being hereby waived by Borrower. At any such public sale, Lender may execute and deliver to the purchaser a conveyance of the Premises or any part of the Premises in fee simple, with full warranties of title, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Premises and to vest the same in the purchaser or purchasers at such sale or sales, and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed, and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and shall not be exhausted by one exercise thereof but may be exercised until full satisfaction of the Debt and full payment of any other indebtedness of the Borrower to the Lender. In the event of any sale under this Security Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Premises may be sold as an entirety or in separate parcels and in such manner or order as Lender in its discretion may elect, and if Lender so elects, Lender may sell the personal property covered by this Security Deed concurrently with the real property covered hereby or at one or more separate sales in any manner permitted by the Uniform Commercial Code, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Premises are sold or the Debt are fully satisfied and any other indebtedness of the Borrower to the Lender is paid in full. Lender may, at its option, sell the Premises subject to the rights of any tenants of the Premises, and the failure to make any such tenants parties to any foreclosure proceedings and to foreclose their rights will not be asserted by Borrower to be a defense to any proceedings instituted by Lender to satisfy the Debt and/or collect any other indebtedness of the Borrower to the Lender. If the Debt and any other indebtedness of the Borrower to the Lender is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security either concurrently or independently, and in such order as Lender may determine in its discretion. Upon any foreclosure sale, Lender may bid for and purchase the Premises and shall be entitled to apply all or any part of the Debt and any other indebtedness of the Borrower to the Lender as a credit to the purchase price. In the event of any such foreclosure sale by Lender, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over. In case Lender shall have proceeded to enforce any right, power or remedy under this Security Deed by foreclosure, entry or otherwise or in the event Lender commences advertising of the intended exercise of the sale under power provided hereunder, and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, then in every such case (i) Borrower and Lender shall be restored to their former positions and rights, (ii) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (iii) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be deemed to be a continuing Event of Default, and (iv) neither this Security Deed, nor the Guaranty, nor the Debt or any other indebtedness of the Borrower to the Lender, nor any other Loan Document shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with this sentence.

                           (v) Proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce the Debt, payment of any other indebtedness of the Borrower to the Lender, the performance of any term, covenant, condition or agreement of this Security Deed or any of the other Loan Documents or any other right or (ii) to pursue any other remedy available to Lender.

                           (vi) Lender may apply any moneys and proceeds received by Lender as a result of the exercise by Lender of any right conferred under this Section 45 in such order as Lender in its discretion may elect against (i) all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with the operation of the Premises, the performance of Borrower's obligations under the Leases and the collection of the rents thereunder; (ii) all reasonable costs and expenses, including reasonable attorneys' fees, incurred in the satisfaction of the Debt or in the collection of any or all other indebtedness of the Borrower to the Lender, including those incurred in seeking to realize on or to protect or preserve Lender's interest in any other collateral securing any or all of the Debt and/or any other indebtedness of the Borrower to the Lender; (iii) any or all unpaid principal on the Debt and any other indebtedness of the Borrower to the Lender; (iv) any other amounts owing under the Loan Documents; and (v) accrued interest and charges on any or all of the foregoing. The remainder, if any, shall be paid to Borrower or any person or entity lawfully entitled thereto.

                  IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

                                        BORROWER:

Signed, sealed and delivered            [PROPERTY OWNER NAME]
in the presence of:

____________________________            By: __________________________________
Unofficial Witness                          Name:
                                            Title:

____________________________
Notary Public
My Commission Expires:______

                                        LENDER:

Signed, sealed and delivered            MERRILL LYNCH MORTGAGE
in the presence of:                     LENDING, INC., a Delaware corporation

____________________________            By: __________________________________
Witness                                     Name:  ___________________________
                                            Title: ___________________________

_________________________________
Notary Public (Affix seal and
commission expiration date)

                                    EXHIBIT A

                                LEGAL DESCRIPTION

                                    EXHIBIT B

  [SCHEDULE OF ALL OTHER DEEDS OF TRUST, DEEDS TO SECURE DEBT AND MORTGAGES IN
                                   LOAN POOL]

                                      B-1